Employee Incentive Mortgages	9 Months Ended
Sep. 30, 2021
Employee Incentive Mortgages [Abstract]
Employee Incentive Mortgages

NOTE 7 — Employee Incentive Mortgages

Several key employees have been given mortgages in the amount of $75,000. These mortgages are being amortized over a nineteen-year period. Some adjustments have been made with specific employees due to unforeseen circumstances. Each of these employees receives a Form 1099 from Mikabfor their share of the annual mortgage amortization. The unamortized balances of the mortgages are $0 and $6,578 on September 30, 2021 and December 31, 2020 as shown under other assets on the balance sheet.